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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


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Section 7.3 Indenture                                                                Distribution Date:                  3/15/2004
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
(i)      Amount of the distribution allocable to principal of the Notes

            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

         Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)     Amount of the distribution allocable to the interest on the Notes

              Class A Note Interest Requirement                       654,963.75
              Class B Note Interest Requirement                        67,236.56
              Class C Note Interest Requirement                       117,183.41
                      Total                                           839,383.72

         Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

              Class A Note Interest Requirement                          0.87329
              Class B Note Interest Requirement                          1.07579
              Class C Note Interest Requirement                          1.45829

(iii)    Aggregate Outstanding Principal Balance of the Notes

              Class A Note Principal Balance                         750,000,000
              Class B Note Principal Balance                          62,500,000
              Class C Note Principal Balance                          80,357,000

(iv)     Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)      Required Owner Trust Spread Account Amount                 8,928,570.00


                                                                 By:
                                                                    -------------------------------
                                                                    Name:  Patricia M. Garvey
                                                                    Title: Vice President
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